CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.
AMENDMENT NO. 1 TO LICENSE, SUPPLY, AND DISTRIBUTION AGREEMENT (UNITED STATES)
This Amendment No. 1 to License, Supply, and Distribution Agreement (this “Amendment”) is entered into as of August 3, 2026 (the “Amendment Effective Date”), by and between Symatese SAS (“Symatese”), and Evolus, Inc.
RECITALS
WHEREAS, the Parties entered into that certain License, Supply, and Distribution Agreement, dated as of May 9, 2023, with respect to the United States (the “U.S. Agreement”);
WHEREAS, concurrently herewith, Symatese Aesthetics SAS and Evolus Pharma B.V. are amending that certain License, Supply, and Distribution Agreement (Europe), effective December 20, 2023 (the “EU Agreement”); and
WHEREAS, the Parties desire to amend the U.S. Agreement on the terms set forth in this Amendment.
NOW, THEREFORE, the Parties agree as follows:
1)Definitions. Capitalized terms used but not defined in this Amendment have the meanings given to them in the U.S. Agreement.
2)Amendment to Minimum Purchase Requirements. Section 3.1(a) of the U.S. Agreement is hereby amended such that the table in Section 3.1(a) is hereby deleted and replaced with the table below (with Contract Year 1 removed as it has already been achieved).
[***]
3)Alignment with EU Agreement Cross-Agreement Aggregation; Deemed Satisfaction. Section 3.1(d) of the U.S. Agreement is hereby amended to add the following to the end of the paragraph: “Notwithstanding anything to the contrary, Evolus shall be deemed to have satisfied the Minimum Purchase Requirement under this Agreement for a Contract Year if either: [***].”
4)No Other Amendments. Except as modified by this Amendment, the U.S. Agreement remains in full force and effect. In the event of any conflict between this Amendment and the U.S. Agreement with respect to the subject matter hereof, this Amendment shall prevail.
5)Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Electronic signatures shall be valid and binding
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

SYMATESE	EVOLUS
SYMATESE S.A.S.	EVOLUS, INC.
/s/ Jean-Paul Gérardin	/s/ David Moatazedi
By: Jean-Paul Gérardin	By: David Moatazedi
Title: CEO	Title: CEO